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                                                                    EXHIBIT 10.3

                          PACIFIC GULF PROPERTIES INC.
                             1993 SHARE OPTION PLAN

I.       THE PLAN

         1.1 Purpose

             The purpose of this Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company with awards and incentives for high levels of individual Performance and improved financial performance of the Company and to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article VII. "Corporation" means Pacific Gulf Properties Inc. and "Company" means the Corporation and its Subsidiaries, collectively. These terms and other capitalized terms are defined in Article VI.

         1.2 Administration and Authorization; Power and Procedure.

             (a) Committee. This Plan shall be administered by, and all Awards to Eligible Employees shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

             (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

                 (i) to determine from among those persons eligible the
             particular Eligible Employees who will receive any Awards;

                 (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable or shall vest, or determine that no delayed exercisability or vesting is required, and establish the events of termination or reversion (if any) of such Awards;

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                 (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

                 (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Employee Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

                 (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 5.6;

                 (vi) to accelerate or extend the exercisability or vesting extend the term of any or all such outstanding Awards within the maximum ten-year term of Awards under Section 1.6; and

                 (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article VII relating to Non-Employee Director Awards shall be automatic and, to the maximum extent possible, self-effectuating, and the discretion of the Committee shall not extend to such Awards in any manner that would be impermissible under Rule 16b-3(c)(2).

             (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

             (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No

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director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

             (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

         1.3 Participation.

             Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Awards except for Nonqualified Stock Options granted automatically without action of the Committee under the provisions Of Article VII.

         1.4 Shares Available for Awards.

             Subject to the provisions of Section 5.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

             (a) Number of Shares. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 305,000 shares, and the maximum number of shares of Common Stock that may be delivered under the provisions of Article VII shall not exceed 45,000 shares, in each case subject to adjustments contemplated by
Section 5.2. The maximum number of shares subject to options which may be granted to an Eligible Employee during any one-year period shall not exceed 100,000, subject to adjustment as contemplated in Section 5.2.

             (b) Calculation of Available Shares and Replenishment. Shares subject to outstanding Awards of derivative securities (as defined in Rule 16a-l(c) under the Exchange Act) shall be reserved for issuance. If any option or other right to acquire shares of Common Stock under an Award shall expire or be cancelled or terminated without having been exercised in full, or any Common Stock subject to a Restricted Stock Award or other Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares subject thereto shall again be available for the purposes of the Plan, subject to any applicable limitations under Rule 16b-3. If a Stock Appreciation Right or similar

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right is exercised, the number of shares of Common Stock to which such exercise or payment relates under the applicable Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Corporation withholds shares of Common Stock pursuant to Section 5.5, the number of shares that would have been deliverable with respect to an Award shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan. Notwithstanding the foregoing provisions, but subject to Sections 5.10(c) and 3.2(b), Awards payable solely in cash shall not reduce the number of shares available for Awards under this Plan and any imputed charges to the maximum number of shares deliverable under this Plan shall be reversed in the case of Awards actually paid in cash. Thus, to the extent any shares were previously reserved in respect of such Awards, the number of shares not issued shall again be available for purposes of this Plan.

         1.5 Grant of Awards.

             Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, and the price (if any) to be paid for the shares or the Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

         1.6 Award Period.

             Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but in the case of Options or other rights to acquire Common Stock not later than ten (10) years after the Award Date.

         1.7 Limitations on Exercise and Vesting of Awards.

             (a) Provisions for Exercise. Except as may otherwise be provided in an Award Agreement, no Award shall be exercisable or shall vast until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

             (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(b) or 7.3, as the case may be.

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             (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 10 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

         1.8 Acceptance of Notes to Finance Exercise.

             The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

                 (a) The principal of the note shall not exceed the amount
             required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

                 (b) The note shall be repaid over a period of time not to
             exceed five years, with annual installments of at least 10% of principal the first four years and a balloon payment of the remaining principal amount at the end of the fifth year; provided that the Corporation may demand any payment, in addition to such installments, as may be required for the note to remain in compliance with any applicable federal or state regulation.

                 (c) The note shall provide for full recourse to the Eligible
             Employee Participant and shall bear interest at a rate equal to the then prime rate of interest charged by Bank of America to its most credit-worthy customers, which interest rate shall be adjusted annually to reflect the then prime interest rate; provided that in no event shall the interest rate charged be less than the applicable imputed interest rate specified by the Code.

                 (d) Except as otherwise provided by the Committee, if the
             employment of the Eligible Employee Participant terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Eligible Employee Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall

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             become due and payable an the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Employee Participant subsequent to such termination.

                 (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

                 (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

         1.9 No Transferability.

             Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or registered only in the name of), the Participant or, if the Participant has died, the Participant's Beneficiary or, if the Participant has suffered a Total Disability, the Participant's Personal Representative, if any, or if there is none, the Participant, or (to the extent permitted by applicable law and Rule 16b-3) to a third party pursuant to such conditions and procedures as the Committee may establish. Other than by will or the laws of descent and distribution or pursuant to a QDRO or other exception to transfer restrictions under Rule 16b-3 (except to the extent not permitted in the case of an Incentive Stock Option), no right or benefit under this Plan or any Award, including, without limitation, any Option or share of Restricted Stock that has not vested, shall be transferrable by the Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver such cash or shares of Common Stock in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes.

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II.      EMPLOYEE OPTIONS.

         2.1 Grants.

             One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or an option not so intended, and such intent shall be indicated in the applicable Award Agreement. No Eligible Employee may be granted an Option to purchase more than 100,000 shares in any year.

         2.2 Option Price.

             (a) Pricing Limits. Subject to Section 2.4, the purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time the Option is granted, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant.

             (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, in cash in an amount equal to the par value of the shares being purchased, and, in the form of a promissory note (consistent with the requirements of Section 1.8) of the Participant in an amount equal to the difference between said cash amount and the purchase price of such shares; (iv) by notice and third party payment in such manner as may be authorized by the Committee; (v) by the delivery of shares of Common stock of the Corporation already owned by the Participant, provided, however, that the Committee may in its absolute discretion limit the Participant's ability to exercise an Award by delivering such shares; or (vi) if authorized by the Committee or specified in the applicable Award Agreement, by reduction in the number of shares of Common Stock otherwise deliverable upon exercise by that number of shares which have a then Fair Market Value equal to such purchase price. Previously owned shares of Common Stock used to satisfy the exercise price of an Option under clauses (v) and (vi) shall be valued at their Fair Market Value on the date of exercise.

         2.3 Limitations on Grant and Terms of Incentive Stock Options.

             (a) $100,000 Limit. To the extent that the aggregate "fair market value" of stock with respect to which incentive stock options first become exercisable by a

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Participant in any calendar year exceeds $100,000, taking into account both
Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

             (b) Option Period. Subject to Section 2.4, each Option and all rights thereunder shall expire no later than ten years after the Award Date.

             (c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

         2.4 Limits on 10% Holders.

             No Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

         2.5 Option Repricing; Cancellation and Regrant; Waiver of Restrictions.

             Subject to Section 1.4 and Section 5.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid

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means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period.

III.     STOCK APPRECIATION RIGHTS.

         3.1 Grants.

             In its discretion, the Committee may grant to any Eligible Employee Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part, or independently of any other Award. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder.

         3.2 Exercise of Stock Appreciation Rights.

             (a) Exercisability. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right related to another Award shall be exercisable at such time or times, and to the extent, that the related Award shall be exercisable.

             (b) Effect on Available Shares. In the event that a Stock Appreciation Right is exercised, the number of shares of Common Stock subject to a related Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

             (c) Stand-Alone SARs. A Stock Appreciation Right granted independently of any other Award shall be exercisable pursuant to the terms of the Award Agreement but in no event earlier than six months after the Award Date, except in the case of death or Total Disability.

         3.3 Payment.

             (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

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                 (i) the difference obtained by subtracting the exercise price per share of Common stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock an the date of exercise of the stock Appreciation Right, by

                 (ii) the number of shares with respect to which the Stock
             Appreciation Right shall have been exercised.

             (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

IV.      RESTRICTED STOCK AWARDS.

         4.1 Grants.

             The Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award Agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the consideration for such shares (but not less than the minimum lawful consideration under applicable state law) by the Participant and the restrictions imposed on such shares and the conditions of release or lapse of such restrictions. Such restrictions shall not lapse earlier than six months after the Award Date, except to the extent the Committee may otherwise provide. Stock certificates evidencing shares of Restricted Stock pending the lapse of the restrictions ("restricted shares") shall bear a legend making appropriate reference to the restrictions imposed hereunder and shall be held by the Corporation or by a third party designated by the Committee until the restrictions on such shares shall have lapsed and the shares shall have vested in accordance with the provisions of the Award and Section 1.7. Upon issuance of the Restricted Stock Award, the Participant may be required

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to provide such further assurance and documents as the Committee may require to enforce the restrictions.

         4.2 Restrictions.

             (a) Pre-Vesting Restraints. Except as provided in Section 1.9 and 4.1, restricted shares comprising any Restricted Stock Award may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

             (b) Dividend and Voting Rights. Unless otherwise provided in the applicable Award Agreement, a Participant receiving a Restricted Stock Award shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any restricted shares which cease to be eligible for vesting.

             (c) Cash Payments. If the Participant shall have paid or received cash (including any dividends) in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned (with or without an earnings factor) as to any restricted shares which cease to be eligible for vesting.

         4.3 Return to the Corporation.

             Unless the Committee otherwise expressly provides, shares of Restricted Stock that are subject to restrictions at the time of termination of employment or are subject to other conditions to vest that have not been satisfied by the time specified in the applicable Award Agreement shall not vest and shall be returned to the Corporation in such manner and an such terms as the Committee shall therein provide.

V.       OTHER PROVISIONS.

         5.1 Rights of Eligible Employees, Participants And Beneficiaries

             (a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

             (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee or other Participant any right to continue in the employ or

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other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

             (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

         5.2 Adjustments; Acceleration.

             (a) Adjustments. If the outstanding shares of Common Stock are changed into or exchanged for cash, other property or a different number or kind of shares or securities of the Corporation, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger in which the Corporation is the surviving entity, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation, dividend or distribution of cash or property to the shareholders of the Corporation, or if there shall occur any other extraordinary corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety which in the judgment of the Committee materially affects the Common Stock, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (A) the number and kind of shares of Common Stock or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards, (B) the consideration payable with respect to Awards granted prior to any such change and the price, if any, paid

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in connection with Restricted Stock Awards; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 or 424(a) of the Code or any successor provisions thereto. Corresponding adjustments shall be made with respect to any Stock Appreciation Rights based upon the adjustments made to the Options to which they are related.

             (b) Acceleration of Awards Upon Change in Control. As to any or all Eligible Employee Participants, the Committee may provide by express provision in an Award Agreement or otherwise that upon or in anticipation of the occurrence of a change in control (as that term is defined by the Committee), benefits under Awards shall be accelerated to the extent permitted and subject to such conditions as may be imposed by the Committee; provided, however, that in no event shall any Award be accelerated as to any Section 16 Person to a date less than six months after the Award Date of such Award.

             (c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan (other than under Article
VII) has not been exercised prior to (i) a dissolution or the Corporation, or
(ii) a reorganization event described in Section 5.2(a) that the Corporation does not survive, and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

         5.3 Effect of Termination of Employment.

             The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination, e.g., Retirement, early retirement, termination for cause, disability or death. Notwithstanding any terms to the contrary in an Award Agreement or this Plan, the Committee may decide in its complete discretion at the time of termination (or within a reasonable time thereafter) to extend the exercise period of an Award (although not beyond the period described in Section 2.3(b)) and the number of shares covered by the

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Award with respect to which the Award is exercisable or vested.

         5.4 Compliance with Laws.

             This Plan, the granting and vesting of Awards under this Plan and the offer, issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

          5.5 Tax Withholding.

                   (a) Cash or Shares. Upon any exercise, vesting, or payment of any Award, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

             (b) Tax Loans. The Committee may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of common stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Committee, under applicable law

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may establish and such loan need not comply with the provisions of Section 1.8.

         5.6 Plan Amendment, Termination and Suspension.

             (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

             (b) Shareholder Approval. If any amendment would (i) materially increase the benefits accruing to Participants under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 425 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

             (c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of an Eligible Employee Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Eligible Employee Participant, his or her rights and benefits under an Award.

             (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by Section 5.2 shall not be deemed to constitute changes or amendments for purposes of this Section 5.6.

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

         5.7 Privileges of Stock Ownership.

             Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

         5.8 Effective Date of the Plan.

             This Plan shall be effective as of October 27, 1993, the date of Board approval, subject to shareholder approval within 12 months thereafter.

         5.9 Term of the Plan.

             No Award shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

         5.10 Governing Law; Construction; Severability.

             (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of California applicable to contracts made and performed within such State, except as such laws may be supplanted by the laws of the United States of America, which laws shall then govern its effect and its construction to the extent they supplant California law.

             (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

             (c) Plan Construction. It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award or any prior action by the Committee would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict, but to the extent of any remaining irreconcilable conflict with such intent as to such persons in the circumstances, such provision shall be deemed void.

         5.11 Captions.

             Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

         5.12 Effect of Change of Subsidiary Status.

             For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

         5.13 Non-Exclusivity of Plan.

             Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

VI.      DEFINITIONS.

         6.1 Definitions.

             (a) "Award" shall mean an award of any Option, Stock Appreciation Right, Restricted Stock Award, or other right or security that would constitute a "derivative security" under Rule 16a-l(c) of the Exchange Act, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

             (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

             (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article VII, the applicable dates set forth therein.

             (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

             (e) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

             (f) "Board" shall mean the Board of Directors of the Corporation.

             (q) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

             (h) "Commission" shall mean the Securities and Exchange Commission.

             (i) "Committee" shall mean a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom, during such time as one or more Participants may be subject to Section 16 of the Exchange Act, shall be a Disinterested and Outside director; provided, however, that until such time as the Corporation has a class of Common Stock which is registered under Section 12 of the Exchange Act, the Board an a whole or any committee the Board may designate may serve as the Committee.

             (j) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 5.2 of this Plan.

             (k) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

             (1) "Corporation" shall mean Pacific Gulf Enterprises, Inc., a Maryland corporation, and its successors.

             (m) "Disinterested and Outside" shall mean "disinterested" within the meaning of any applicable regulatory requirements, including Rule 16b-3, and "outside" within the meaning of Section 162(m) of the code.

             (n) "Eligible Employee" shall mean an officer (whether or not a director) or any other employee of the

Company, or any Other Eligible Person, as determined by the Committee in its discretion.

             (o) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

             (p) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

             (q) "Fair Market Value" shall mean the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; provided, however, if the stock is not listed or admitted to trade on a national securities exchange, the Committee may designate such other exchange, market or source of data as it deems appropriate for determining such value for Plan purposes.

             (r) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code and which contains such provisions as are necessary to comply with that section.

             (s) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

             (t) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company.

             (u) "Non-Employee Director Participant" shall mean a Non-Employee Director who has been granted an Award under the provisions of Article VII.

             (v) "Option" shall mean an option to purchase Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under Article VII shall be Nonqualified Stock Options.

             (w) "Other Eligible Person" shall mean any other person (including significant agents and consultants) who performs substantial services for the Company of a nature similar to those performed by key employees, selected to participate in this Plan by the Committee from time to time; provided that in no event shall a Non-Employee Director be selected as an Other Eligible Person.

             (x) "Participant" shall mean an Eligible Employee who has been granted an Award under this Plan and a Non-Employee Director who has received an Award under Article VII of this Plan.

             (y) "Personal Representative" shall mean the person or persons who, upon the Total Disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

             (aa) "Plan" shall mean this 1993 Share Option Plan.

             (bb) "QDRO" shall mean a qualified domestic relations order as defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

             (cc) "Restricted Stock" shall mean shares of Common Stock awarded to a Participant subject to payment of such consideration, if any, and such conditions on vesting and such transfer and other restrictions as are established in or pursuant to this Plan, for so long as such shares remain unvested under the terms of the applicable Award Agreement.

             (dd) "Retirement" shall mean retirement from active service as an employee or officer of the Company on or after attaining age 65, or, in the case of a Non-Employee Director, a retirement or resignation as a director after at least ten years of service as a director.

             (ee) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act.

             (ff) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

             (gg) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

             (hh) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock that is authorized under this Plan.

             (ii) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

             (jj) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the committee by rule may include.

VII.     NON-EMPLOYEE DIRECTOR OPTIONS

         7.1 Participation.

             Awards under this Article VII shall be made only to Non-Employee Directors.

         7.2 Annual Option Grants.

             (a) Initial Options. Persons who are Non-Employee Directors at the time this Plan is first approved by the shareholders of the Corporation shall be granted without further action an Option to purchase 2,500 shares of Common Stock (the Award Date of which shall be the date of shareholder approval of this Plan). After approval of this Plan by the shareholders of the Corporation, if any person who is not then an officer or employee of the Corporation shall become a Director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person becomes a Non-Employee Director) to purchase 2,500 shares of Common Stock.

             (b) Subsequent Options. On each December 31 occurring during the term of this Plan, commencing December 31, 1994, there shall be granted automatically (without any action by the Committee or the Board) a Nonqualified Stock Option to each Non-Employee Director then in office to purchase 500 shares of Common Stock.

             (c) Maximum Number of Shares. Annual grants that would otherwise exceed the maximum number of shares under Section 1.4(a) shall be prorated within such limitation among the number of Non-Employee Directors entitled thereto. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 7.2 in any calendar year and no more than 7,000 shares on exercise of all Options awarded under this
Section 7.2.

         7.3 Option Price.

             The purchase price per share of the Common Stock covered by each Option granted pursuant to Section 7.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date. The exercise price of any Option granted under this Article shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the date of exercise of the Option, or partly in such shares and partly in cash, provided that any such shares used in payment shall have been owned by the Participant at least six months prior to the data of exercise.

         7.4 Option Period and Exercisability.

             Each Option granted under this Article VII and all rights or obligations thereunder shall commence on the Award Date and expire ten years thereafter and shall be subject to earlier termination as provided below. Each Option granted under Section 7.2 shall be immediately exercisable after the Award Date.

         7.5 Effect of Termination of Service.

             If a Non-Employee Director's services as a member of the Board of Directors terminate by reason of death, Total Disability or Retirement, an Option granted pursuant to this Article held by such Participant shall remain exercisable for two years after the date of such termination or until the expiration of the stated term at such Option, whichever first occurs. If a Non-Employee Director's services as a member of the Board of Directors terminate for any other reason, an Option granted pursuant to this Article held by such Participant shall remain exercisable for three months after the date of such termination or until the expiration of the stated term, whichever first occurs.

         7.6 Adjustments.

             Options granted under this Article VII shall be subject to adjustment as provided in Section 5.2, but only to the extent that (a) such adjustment and the Committee's actions in respect thereof satisfy applicable criteria under Rule 16b-3, and (b) such adjustment is consistent with adjustments to Options held by persons other than executive officers or directors of the Corporation.

         7.7 Limitation on Amendments.

             The provisions of this Article VII shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3(c)(2)(ii) (or any successor provision).

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